              --------------------------------------------------
                                 SMITH BARNEY
                         MASSACHUSETTS MUNICIPALS FUND
              --------------------------------------------------

            CLASSIC SERIES  |  ANNUAL REPORT  |  NOVEMBER 30, 2002




                               [LOGO] Smith Barney
                                      Mutual Funds

                Your Serious Money. Professionally Managed./SM/

           --------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
           --------------------------------------------------------

[PHOTO]


R. JAY GERKEN
Chairman, President and Chief Executive Officer

Dear Shareholder,
Please allow me to introduce myself as the new Chairman of the Board, President and Chief Executive Officer of the Smith Barney Massachusetts Municipals Fund ("Fund"), replacing Heath B. McLendon, who has been appointed Chairman of Salomon Smith Barney Inc.'s new Equity Research Policy Committee. On behalf of all our shareholders and the Fund's Board of Directors, I would like to extend my deepest gratitude to Heath for his years of service and for his dedication to keeping shareholders' needs as the firm's top priority. I look forward to keeping you informed about the investment perspectives of the Fund's manager by providing you with these shareholder letters semi-annually.

To better acquaint you with my experience, I am currently a managing director of Salomon Smith Barney Inc., and I have previously managed the Smith Barney Growth and Income Fund for six years; developed and managed the Smith Barney Allocation Series Inc. from its inception in 1996 through the end of 2001; and was responsible for the investment design and implementation of Citigroup Asset Management's college savings programs with the states of Illinois and Colorado.

Enclosed herein is the annual report for the Fund for the year ended November 30, 2002. In this report, the Fund's manager summarizes what he believes to be the period's prevailing economic and market conditions and outlines the Fund's investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. I hope you find this report to be useful and informative.

Sincerely,

/s/ R. Jay Gerken
R. Jay Gerken
Chairman, President and Chief Executive Officer

     1 Smith Barney Massachusetts Municipals Fund | 2002 Annual Report to
                                 Shareholders

                                           [PHOTO]


                                           PETER M. COFFEY
                                           Vice President and Investment Officer

Performance Review
For the year ended November 30, 2002, the Fund's Class A shares, without sales charges, returned 5.96%. In comparison, the Lehman Brothers Municipal Bond Index ("Lehman Index")/1/ returned 6.32% and the Lipper Massachusetts Municipal Debt Funds Average, an average composed of the Fund's peer group of mutual funds,/2/ returned 5.11%. During the period, the Fund paid out income dividends of $0.67 per each Class A share.

Investment Strategy
The Fund seeks to provide Massachusetts investors with as high a level of dividend income exempt from federal and Massachusetts personal income taxes/3/ as is consistent with prudent investment management and the preservation of capital. As a matter of fundamental policy, under normal circumstances, the Fund invests at least 80% of its assets in Massachusetts municipal securities or other investments with similar economic characteristics, the income from which is exempt from regular federal income taxes and Massachusetts personal income taxes.

Portfolio Manager Market Overview
A combination of factors ranging from the sluggish pace of economic recovery on a national basis, volatile equity markets and diminished tax revenue growth presented challenges to many municipalities during the year. Despite these obstacles, macroeconomic fundamentals such as low inflation and low interest rates proved favorable for fixed-income securities markets in general, prompting many risk-adverse investors concerned about stock market volatility to shift their money from equities into high-grade debt issues.

--------
1The Lehman Index is a broad measure of the municipal bond market with maturities of at least one year. Please note that an investor cannot invest directly in an index.
2Lipper is a major independent mutual fund tracking organization. Average annual returns are based on the 12-month period ended November 30, 2002 calculated among 55 funds in the Lipper Massachusetts Municipal Debt Funds category with reinvestment of dividends and capital gains excluding sales charges.
3Please note a portion of the Fund's income may be subject to the Alternative
 Minimum Tax ("AMT"). State and local income taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax adviser.

     2 Smith Barney Massachusetts Municipals Fund | 2002 Annual Report to
                                 Shareholders

As the reporting period commenced toward the conclusion of 2001, the Federal Open Market Committee ("FOMC")/4/ continued to reduce its target for the short-term federal funds rate ("fed funds rate")/5/ in an effort to fuel the U.S. economy. However, the FOMC kept its target for the rate unchanged throughout 2002 until November 6th, at which point the FOMC reduced the rate by half a percentage point to 1.25%, a 40-year low.

In contrast to many equity indices, most U.S. Treasury and municipal securities proved resilient on a total return basis for the period. Prices of municipal bonds (which move inversely to yields) in general have not rallied as considerably as U.S. Treasuries have over the past year. In our opinion, supply and demand characteristics contributed to municipals performance relative to Treasuries, as institutional investors reallocated capital from stocks into Treasuries. As a result, amid a period of historically high municipal security issuance levels in 2002,/6/ municipals rated AAA that have longer maturities have recently offered yields at levels virtually comparable to those on U.S. Treasuries with similar maturities. Unlike U.S. Treasuries, municipals are not taxable at the federal level. We believe this added potential tax savings can make municipal bond investing an even more compelling alternative to Treasuries to individual investors at this juncture (although a portion of the Fund's income from munis may be subject to certain taxes and any capital gains are taxable)./3/

Portfolio Manager Massachusetts Highlights
Like many other states, the economic slowdown has impacted the Commonwealth of Massachusetts ("Commonwealth"). The Commonwealth's prudent building of reserves through most of the growth years of the mid to latter part of the 1990s provided the backstop for filling the budget gap, although a significant $1.8 billion of $2.3 billion in reserves was needed to eliminate the gap, according to a recent report from Standard & Poor's Ratings Service.

On July 19th, according to the Standard & Poor's Ratings Service report, the legislature passed a number of tax increases that are estimated to generate approximately $1.23 billion of additional tax revenue. The fiscal 2003 budget includes the use of $550 million of the $1.05 billion stabilization fund. While the recently enacted tax increases improve the revenue/expenditure mix,

--------
4 The FOMC is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.
5 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.
6 Source: Salomon Smith Barney Inc.

     3 Smith Barney Massachusetts Municipals Fund | 2002 Annual Report to
                                 Shareholders
absent an unlikely return to the robust revenue growth of the late 1990s, the Commonwealth needs to better balance future spending plans with available resources./7/

Portfolio Manager Fund Overview
In our view, many municipal securities offer favorable values versus many taxable fixed-income alternatives, although we believe that prices of most municipal bonds -- particularly those in the investment-grade/8/ category -- have approached a peak. In an effort to pursue a more defensive posture, as the period progressed and rates continued to decline, we reduced the Fund's exposure to bonds with longer maturities and sought suitable bonds with higher coupons. We pursued this approach because, under normal market conditions, prices of bonds with longer maturities (i.e., those "coming due" further down the road) generally tend to decline more than bonds with comparatively shorter maturities in rising rate environments, and we anticipate that interest rates will rise in the future (although not immediately).

Portfolio Manager Market and Fund Outlook
Looking ahead, we anticipate that economic growth will remain sluggish -- at least over the course of the next few months. Against this backdrop, in our view that the FOMC will likely continue to keep short-term interest rates at low levels until there is solid evidence that the economy is on sound footing for sustainable growth. In this environment, we believe municipals should continue to provide favorable relative value.

From an investment perspective, we will continue to diligently observe national and state-specific economic reports, the situation in Iraq and its potential impact on the U.S. economy, and the course of interest rates while continuing to pursue a defensive approach in our view. In fiscal year 2003, we believe a challenge for states will be to adjust spending as a result of modified revenues in order to continue to balance their budgets, and we believe Massachusetts continues to take a proactive approach in managing its fiscal situation.

Granted, the risk is present that short-term rates may rise in the future and exhibit pressure on municipal bond prices. However, considering the competitive yields that municipals have offered relative to many taxable fixed-

--------
7 Source: Standard & Poor's Ratings Service (October 7, 2002).
8 Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's
  Investors Service and AAA, AA, A and BBB by Standard & Poor's Ratings Service, or that have an equivalent rating by a nationally recognized statistical rating organization or are determined by the manager to be of equivalent quality.


     4 Smith Barney Massachusetts Municipals Fund | 2002 Annual Report to
                                 Shareholders
income investment alternatives, coupled with the tax-treatment advantages of municipal securities, we believe that a professionally managed portfolio of municipals should continue to provide favorable long-term relative value to individual investors.

Thank you for investing in the Smith Barney Massachusetts Municipals Fund. We look forward to continuing to help you meet your investment objectives.

Sincerely,


/s/ Peter M. Coffey
Peter M. Coffey
Vice President and
Investment Officer

December 16, 2002

The information provided in this commentary by the portfolio manager represents the opinion of the portfolio manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio manager and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Fund or that the percentage of the Fund's assets in various sectors will remain the same. Please refer to pages 11 through 14 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings, the Fund's performance and the portfolio manager's views are as of November 30, 2002 and are subject to change.



     5 Smith Barney Massachusetts Municipals Fund | 2002 Annual Report to
                                 Shareholders

 HISTORICAL PERFORMANCE -- CLASS A SHARES


                  Net Asset Value
                 -----------------
                 Beginning   End    Income   Capital Gain      Total
      Year Ended  of Year  of Year Dividends Distributions  Returns/(1)+/
      -------------------------------------------------------------------
      11/30/02    $12.93   $13.01    $0.67       $0.00          5.96%
      ------------------------------------------------------------------
      11/30/01     12.35    12.93     0.66        0.00         10.25
      ------------------------------------------------------------------
      11/30/00     12.09    12.35     0.65        0.00          7.79
      ------------------------------------------------------------------
      11/30/99     13.32    12.09     0.62        0.00         (4.73)
      ------------------------------------------------------------------
      11/30/98     13.18    13.32     0.65        0.20          7.66
      ------------------------------------------------------------------
      11/30/97     12.99    13.18     0.67        0.12          7.85
      ------------------------------------------------------------------
      11/30/96     12.96    12.99     0.67        0.00          5.65
      ------------------------------------------------------------------
      11/30/95     11.35    12.96     0.69        0.00         20.73
      ------------------------------------------------------------------
      11/30/94     13.26    11.35     0.70        0.06         (9.07)
      ------------------------------------------------------------------
      11/30/93     12.63    13.26     0.74        0.07         11.74
      ------------------------------------------------------------------
      Total                          $6.72       $0.45
      ------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS B SHARES


                  Net Asset Value
                 -----------------
                 Beginning   End    Income   Capital Gain      Total
      Year Ended  of Year  of Year Dividends Distributions  Returns/(1)+/
      -------------------------------------------------------------------
      11/30/02    $12.92   $13.00    $0.60       $0.00          5.41%
      ------------------------------------------------------------------
      11/30/01     12.35    12.92     0.59        0.00          9.58
      ------------------------------------------------------------------
      11/30/00     12.08    12.35     0.58        0.00          7.26
      ------------------------------------------------------------------
      11/30/99     13.30    12.08     0.55        0.00         (5.18)
      ------------------------------------------------------------------
      11/30/98     13.17    13.30     0.58        0.20          7.05
      ------------------------------------------------------------------
      11/30/97     12.99    13.17     0.61        0.12          7.25
      ------------------------------------------------------------------
      11/30/96     12.96    12.99     0.61        0.00          5.14
      ------------------------------------------------------------------
      11/30/95     11.35    12.96     0.63        0.00         20.15
      ------------------------------------------------------------------
      11/30/94     13.26    11.35     0.64        0.06         (9.50)
      ------------------------------------------------------------------
      11/30/93     12.63    13.26     0.68        0.07         11.09
      ------------------------------------------------------------------
      Total                          $6.07       $0.45
      ------------------------------------------------------------------


     6 Smith Barney Massachusetts Municipals Fund | 2002 Annual Report to
                                 Shareholders

 HISTORICAL PERFORMANCE -- CLASS L SHARES



                       Net Asset Value
                      -----------------
                      Beginning   End    Income   Capital Gain      Total
Year Ended             of Year  of Year Dividends Distributions  Returns/(1)+/
------------------------------------------------------------------------------
11/30/02               $12.91   $12.99    $0.60       $0.00          5.36%
-----------------------------------------------------------------------------
11/30/01                12.33    12.91     0.59        0.00          9.63
-----------------------------------------------------------------------------
11/30/00                12.07    12.33     0.57        0.00          7.14
-----------------------------------------------------------------------------
11/30/99                13.30    12.07     0.55        0.00         (5.28)
-----------------------------------------------------------------------------
11/30/98                13.16    13.30     0.58        0.20          7.11
-----------------------------------------------------------------------------
11/30/97                12.98    13.16     0.60        0.12          7.21
-----------------------------------------------------------------------------
11/30/96                12.95    12.98     0.60        0.00          5.09
-----------------------------------------------------------------------------
11/30/95                11.35    12.95     0.63        0.00         20.04
-----------------------------------------------------------------------------
Inception* - 11/30/94   11.34    11.35     0.04        0.00          0.40++
-----------------------------------------------------------------------------
Total                                     $4.76       $0.32
-----------------------------------------------------------------------------

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

 AVERAGE ANNUAL TOTAL RETURNS+


                                                           Without Sales Charges/(1)/
                                                          --------------------------
                                                          Class A   Class B  Class L
-------------------------------------------------------------------------------------
Year Ended 11/30/02                                        5.96%     5.41%    5.36%
------------------------------------------------------------------------------------
Five Years Ended 11/30/02                                  5.25      4.69     4.66
------------------------------------------------------------------------------------
Ten Years Ended 11/30/02                                   6.08      5.53      N/A
------------------------------------------------------------------------------------
Inception* through 11/30/02                                7.28      5.63     6.85
------------------------------------------------------------------------------------

                                                           With Sales Charges/(2)/
                                                          --------------------------
                                                          Class A   Class B  Class L
-------------------------------------------------------------------------------------
Year Ended 11/30/02                                        1.71%     0.91%    3.32%
------------------------------------------------------------------------------------
Five Years Ended 11/30/02                                  4.39      4.53     4.45
------------------------------------------------------------------------------------
Ten Years Ended 11/30/02                                   5.65      5.53      N/A
------------------------------------------------------------------------------------
Inception* through 11/30/02                                6.98      5.63     6.72
------------------------------------------------------------------------------------


     7 Smith Barney Massachusetts Municipals Fund | 2002 Annual Report to
                                 Shareholders

 CUMULATIVE TOTAL RETURNS+


                                                   Without Sales Charges/(1)/
-----------------------------------------------------------------------------
Class A (11/30/92 through 11/30/02)                          80.52%
---------------------------------------------------------------------------
Class B (Inception* through 11/30/02)                        71.29
---------------------------------------------------------------------------
Class L (Inception* through 11/30/02)                        70.52
---------------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.00% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 + The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
++ Total return is not annualized, as it may not be representative of the total return for the year.
 * Inception dates for Class A, B and L shares are December 21, 1987, November 6, 1992 and November 10, 1994, respectively.


     8 Smith Barney Massachusetts Municipals Fund | 2002 Annual Report to
                                 Shareholders

 HISTORICAL PERFORMANCE (UNAUDITED)



                Value of $10,000 Invested in Class A Shares of
              the Smith Barney Massachusetts Municipals Fund vs.
                   Lehman Brothers Municipal Bond Index and
              Lipper Massachusetts Municipal Debt Funds Average+
--------------------------------------------------------------------------------

                        November 1992 -- November 2002

                                    [CHART]

           Smith Barney                                      Lipper
          Massachusetts      Lehman Brothers             Massachusetts
         Municipals Fund   Municipal Bond Index   Municipal Debt Funds Average
         ---------------   --------------------   ----------------------------
11/92         9,597              10,000                      10,000
11/93        10,724              11,108                      11,168
11/94         9,752              10,525                      10,372
11/95        11,773              12,515                      12,288
11/96        12,438              13,250                      12,904
11/97        13,414              14,200                      13,753
11/98        14,442              15,542                      14,626
11/99        13,759              15,376                      14,109
11/00        14,830              16,633                      15,322
11/01        16,350              18,944                      16,574
11/02        17,325              20,142                      17,403


+Hypothetical illustration of $10,000 invested in Class A shares on November
 30, 1992, assuming deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through November 30, 2002. The Lehman Brothers Municipal Bond Index is a broad based, total return index comprised of investment-grade, fixed rate municipal bonds selected from issues larger than $50 million issued since January 1991. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The Lipper Massachusetts Municipal Debt Funds Average is composed of the Fund's peer group of mutual funds (55 funds as of November 30, 2002). The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

 All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


     9 Smith Barney Massachusetts Municipals Fund | 2002 Annual Report to
                                 Shareholders

 PORTFOLIO HIGHLIGHTS (UNAUDITED)

                              INDUSTRY BREAKDOWN*


             [CHART]

Escrowed to Maturity            8.2%
Transportation                  1.1%
Industrial Development          8.5%
Pre-Refunded                    2.7%
Education                      16.9%
Life Care Systems              12.3%
Miscellaneous                   5.7%
Pollution Control               1.5%
General Obligation             16.7%
Housing: Multi-Family           2.3%
Housing: Single-Family          2.7%
Hospitals                      21.4%

                  SUMMARY OF INVESTMENTS BY COMBINED RATINGS*

                                   Standard &   Percentage of
                  Moody's   and/or   Poor's   Total Investments
                 ---------------------------------------------
                    Aaa               AAA            46.3%
                    Aa                AA             12.3
                     A                 A             11.0
                    Baa               BBB            15.4
                    Ba                BB              2.5
                    NR                NR             12.5
                                                    -----
                                                    100.0%
                                                    =====

--------
*As a percentage of total investments. All information is as of November 30, 2002. Please note that Fund holdings are subject to change.


     10 Smith Barney Massachusetts Municipals Fund | 2002 Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS                                       NOVEMBER 30, 2002


   FACE
  AMOUNT   RATING(a)                            SECURITY                                VALUE
------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- 100.0%
Education -- 16.9%
                     Massachusetts State Development Finance Agency Revenue:
$1,000,000 AA          Applewild School Issue, Radian-Insured, 5.750% due 8/1/29     $ 1,050,680
 1,105,000 AA          Assumption College, Series A, Radian-Insured,
                        5.750% due 3/1/20                                              1,181,919
 1,000,000 A           Curry College, Series A, ACA-Insured, 6.000% due 3/1/31         1,048,250
 1,000,000 AAA         Western New England College, AMBAC-Insured,
                        5.250% due 7/1/20                                              1,034,960
                     Massachusetts State Health & Educational Facilities
                      Authority Revenue:
 1,000,000 BB           Learning Center for Deaf Children, Series C,
                         6.100% due 7/1/19                                               966,590
 2,000,000 AAA          Massachusetts Institute of Technology, Series K,
                         5.500% due 7/1/32+                                            2,163,260
 2,500,000 AAA          University of Massachusetts, Series C, MBIA-Insured,
                         5.250% due 10/1/31+                                           2,530,450
   210,000 BBB       Massachusetts State Industrial Finance Agency Revenue,
                       Dana Hall School Issue, 5.900% due 7/1/27                         212,955
   500,000 AAA       Southeastern Massachusetts University, Building Authority
                      Project Revenue, Series A, AMBAC-Insured,
                      5.900% due 5/1/12                                                  547,660
 1,000,000 AAA       University of Massachusetts Building Authority Project Revenue,
                       Series 2, AMBAC-Insured, 5.250% due 11/1/20                     1,029,940
   665,000 A         University Virgin Islands, Series A, ACA-Insured,
                       6.000% due 12/1/19                                                721,053
------------------------------------------------------------------------------------------------
                                                                                      12,487,717
------------------------------------------------------------------------------------------------
Escrowed to Maturity (b) -- 8.2%
 2,245,000 AAA       Boston Water & Sewer Community Revenue,
                      10.875% due 1/1/09+                                              2,824,749
 2,105,000 AAA       Massachusetts State Port Authority Revenue,
                      13.000% due 7/1/13+                                              3,246,184
------------------------------------------------------------------------------------------------
                                                                                       6,070,933
------------------------------------------------------------------------------------------------
General Obligation -- 16.7%
                     Massachusetts State GO:
 1,500,000 AAA         R-Rite-PA 964, MBIA-Insured, 9.668% due 11/1/15 (c)             1,882,260
                       Series C:
 1,000,000 AA-          5.500% due 11/1/20                                             1,059,490
 2,750,000 AAA          MBIA-Insured, 5.250% due 10/1/20+                              2,827,935
                       Series D:
 1,000,000 AA-          5.500% due 11/1/20                                             1,084,680
 2,000,000 AAA          5.375% due 8/1/22                                              2,069,160
   250,000 AAA       North Reading GO, MBIA-Insured, 6.875% due 6/15/07                  252,918


                      See Notes to Financial Statements.



     11 Smith Barney Massachusetts Municipals Fund | 2002 Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                           NOVEMBER 30, 2002

   FACE
  AMOUNT   RATING(a)                          SECURITY                                VALUE
----------------------------------------------------------------------------------------------
General Obligation -- 16.7% (continued)
$1,000,000 NR        Northern Mariana Islands Commonwealth GO, Series A,
                       7.375% due 6/1/30                                           $ 1,032,130
 1,000,000 Aaa*      Quaboag Regional School District GO, State Qualified,
                      FSA-Insured, 5.500% due 6/1/20                                 1,054,760
 1,000,000 AAA       Westfield GO, MBIA-Insured, 5.500% due 12/15/20                 1,062,600
--------------------------------------------------------------------------------------------
                                                                                    12,325,933
--------------------------------------------------------------------------------------------
Hospitals -- 21.4%
 1,000,000 A         Massachusetts State Development Finance Agency Revenue,
                      Massachusetts Biomedical Research Corp., Series C,
                      6.250% due 8/1/20                                              1,067,080
                     Massachusetts State Health & Educational Facilities
                      Authority Revenue:
                        Berkshire Health Systems, Series E, Radian-Insured:
   750,000 AA            5.700% due 10/1/25                                            776,910
 1,000,000 BBB+          6.250% due 10/1/31+                                         1,004,570
 1,000,000 AAA          Beth Israel Deaconess Medical Center, Series G-4,
                         AMBAC-Insured, Variable Rate INFLOS,
                         10.093% due 7/1/25 (c)                                      1,044,490
 2,000,000 BBB          Caritas Christi Obligation, Series B, 6.750% due 7/1/16+     2,150,140
 1,500,000 A            Catholic Health East Issue, 5.375% due 11/15/22              1,456,200
                        Covenant Health System:
 1,000,000 A-            6.500% due 7/1/17                                           1,079,730
   750,000 A-            6.000% due 7/1/31                                             759,037
    65,000 BBB+         Jordan Hospital, Series D, 5.375% due 10/1/28                   58,170
   500,000 AAA          Medical Center of Central Massachusetts, Series B,
                         AMBAC-Insured, Variable Rate INFLOS,
                         11.170% due 6/23/22 (c)                                       598,625
 1,500,000 BBB-         Milford-Whitinsville Hospital, Series D,
                         6.350% due 7/15/32                                          1,506,765
 1,000,000 Ba2*         Saint Memorial Medical Center, Series A,
                         6.000% due 10/1/23                                            876,280
 1,500,000 BBB          UMASS Memorial Healthcare Inc., Series C,
                         6.625% due 7/1/32                                           1,529,835
   700,000 AAA          Valley Regional Health System, Series C,
                         CONNIE LEE-Insured, 7.000% due 7/1/06                         802,676
 1,000,000 BBB          Winchester Hospital, Series E, 6.750% due 7/1/30             1,048,960
--------------------------------------------------------------------------------------------
                                                                                    15,759,468
--------------------------------------------------------------------------------------------
Housing: Multi-Family -- 2.3%
                     Framingham Housing Authority, Mortgage Revenue, Beaver
                       Terrace Apartments, Series A, GNMA-Collateralized:
   400,000 AAA          6.200% due 2/20/21                                             435,272
 1,200,000 AAA          6.350% due 2/20/32                                           1,292,280
--------------------------------------------------------------------------------------------
                                                                                     1,727,552
--------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.



     12 Smith Barney Massachusetts Municipals Fund | 2002 Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                           NOVEMBER 30, 2002


   FACE
  AMOUNT   RATING(a)                           SECURITY                               VALUE
----------------------------------------------------------------------------------------------
Housing: Single-Family -- 2.7%
                     Massachusetts State HFA, Housing Revenue,
                       Single-Family Housing:
$  655,000 AA           Series 31, 6.450% due 12/1/16                              $   677,591
 1,245,000 AA           Series 38, 7.200% due 12/1/26 (d)                            1,295,572
---------------------------------------------------------------------------------------------
                                                                                     1,973,163
---------------------------------------------------------------------------------------------
Industrial Development -- 8.5%
                     Boston Industrial Development Financing Authority Revenue:
 1,500,000 Baa3*       Crosstown Center Project, 6.500% due 9/1/35 (d)               1,450,560
   435,000 NR          First Mortgage, Springhouse Inc., 5.875% due 7/1/18             383,374
   970,000 NR          Roundhouse Hospitality LLC Project, 7.875% due 3/1/25 (d)       972,018
                     Massachusetts State Development Finance Agency Revenue:
 1,000,000 NR          Alliance Health Care Facility, Series A, 7.100% due 7/1/32      995,020
 1,000,000 AA          The May Institute Inc., Radian-Insured, 5.750% due 9/1/29     1,051,060
 1,000,000 AAA         Volunteers of America, Concord Assisted Living Project,
                        Series A, GNMA-Collateralized, 6.900% due 10/20/41           1,152,060
   250,000 BBB+      Massachusetts State Industrial Finance Agency, Resource
                      Recovery Revenue, Series A, (Refusetech Inc. Project),
                      6.300% due 7/1/05                                                259,685
---------------------------------------------------------------------------------------------
                                                                                     6,263,777
---------------------------------------------------------------------------------------------
Life Care Systems -- 12.3%
                     Massachusetts State Development Finance Agency Revenue:
 1,000,000 NR          Briarwood, Series B, 8.250% due 12/1/30                       1,036,430
 1,000,000 A-          Devens Electric System, 6.000% due 12/1/30                    1,016,600
 1,300,000 BBB-        First Mortgage, (Edgecombe Project), Series A,
                        6.750% due 7/1/26                                            1,345,591
   895,000 NR        Massachusetts State Health & Educational Authority Revenue,
                       Christopher House Inc., Series A, 6.875% due 1/1/29             835,142
                     Massachusetts State Industrial Finance Agency Revenue:
 1,400,000 AAA         Briscoe House Assisted Living, Series A, FHA-Insured,
                        7.125% due 2/1/36 (d)                                        1,558,970
 1,320,000 AAA         Chelsea Jewish Nursing Home, Series A, FHA-Insured,
                        6.500% due 8/1/37                                            1,438,549
 1,950,000 NR          Chestnut Knoll Project, Series A, 5.625% due 2/15/25          1,793,591
---------------------------------------------------------------------------------------------
                                                                                     9,024,873
---------------------------------------------------------------------------------------------
Miscellaneous -- 5.7%
 1,000,000 AAA       Massachusetts State Special Obligation Revenue, Series A,
                       FGIC-Insured, 5.000% due 6/1/22                               1,000,740
 1,000,000 A         Puerto Rico Childrens Trust Fund, Settlement Revenue,
                      5.375% due 5/15/33                                               964,430
 2,000,000 AAA       Puerto Rico Public Building Authority Revenue Guaranteed,
                      Capital Appreciation, Series D, AMBAC-Insured,
                      zero coupon due 7/1/31                                         1,235,000


                      See Notes to Financial Statements.



     13 Smith Barney Massachusetts Municipals Fund | 2002 Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                           NOVEMBER 30, 2002

   FACE
  AMOUNT   RATING(a)                           SECURITY                               VALUE
----------------------------------------------------------------------------------------------
Miscellaneous -- 5.7% (continued)
$1,000,000 NR        Virgin Islands Public Finance Authority Revenue, Series E,
                      5.750% due 10/1/13                                           $ 1,009,940
----------------------------------------------------------------------------------------------
                                                                                     4,210,110
----------------------------------------------------------------------------------------------
Pollution Control -- 1.5%
                     Massachusetts State Water Pollution Abatement Revenue,
                      Series A:
   920,000 Aaa*         Pre-Refunded (Call 2/1/04 @ 102),
                         6.375% due 2/1/15 (e)                                         986,470
    80,000 Aaa*         Unrefunded Balance, 6.375% due 2/1/15                           85,327
----------------------------------------------------------------------------------------------
                                                                                     1,071,797
----------------------------------------------------------------------------------------------
Pre-Refunded (e) -- 2.7%
   950,000 NR        Boston Industrial Development Financing Authority Revenue,
                      North End Community Nursing Home, Series A,
                      FHA-Insured, (Call 8/1/07 @ 105), 6.450% due 8/1/37            1,143,078
   750,000 Aa2*      Massachusetts State Health & Educational Facilities Authority
                      Revenue, Youville House Inc., Series A, FHA-Insured,
                      (Call 2/15/07 @ 102), 6.050% due 2/15/29                         862,110
----------------------------------------------------------------------------------------------
                                                                                     2,005,188
----------------------------------------------------------------------------------------------
Transportation -- 1.1%
   750,000 BBB-      Guam Airport Authority Revenue, Series A,
                      6.500% due 10/1/23                                               775,732
----------------------------------------------------------------------------------------------
                     TOTAL INVESTMENTS -- 100%
                     (Cost -- $71,124,559**)                                       $73,696,243
----------------------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service.
(b) Bonds are escrowed to maturity with U.S. government securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.
(c) Inverse floating rate security-coupon varies inversely with level of short-term tax-exempt interest rates.
(d) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(e) Bonds are escrowed by U.S. government securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.
 + Security is segregated as collateral for open futures contracts commitments. ** Aggregate cost for Federal income tax purposes is substantially the same.

    See pages 15 and 16 for definitions of ratings and certain security descriptions.


                      See Notes to Financial Statements.



     14 Smith Barney Massachusetts Municipals Fund | 2002 Annual Report to
                                 Shareholders

 BOND RATINGS (UNAUDITED)


The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA      -- Bonds rated "AAA" have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA       -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A        -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
BBB      -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB and B -- Bonds rated "BB" and "B" are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of speculation than "B".
            While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "B", where 1 is the highest and 3 the lowest ranking within its generic category.
Aaa      -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa       -- Bonds rated "Aa" are judged to be of high quality by all standards. Together with the
            "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in
            Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A        -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa      -- Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba       -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be con-
            sidered as well assured. Often the protection of interest and principal payments may be very moderate thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B        -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

NR       -- Indicates that the bond is not rated by Standard & Poor's or Moody's.


     15 Smith Barney Massachusetts Municipals Fund | 2002 Annual Report to
                                 Shareholders

 SHORT-TERM SECURITY RATINGS (UNAUDITED)

 SP-1   -- Standard & Poor's highest rating indicating very strong or strong capacity to pay princi- pal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
 A-1    -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
 VMIG 1 -- Moody's highest rating for issues having a demand feature -- VRDO.
 P-1    -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

 SECURITY DESCRIPTIONS (UNAUDITED)

ABAG   --Association of Bay Area
         Governments
ACA    --American Capital Access
AIG    --American International Guaranty
AMBAC  --AMBAC Indemnity Corporation
BAN    --Bond Anticipation Notes
BIG    --Bond Investors Guaranty
CGIC   --Capital Guaranty Insurance
CONNIE
 LEE   --College Construction Loan
         Insurance Association
COP    --Certificate of Participation
EDA    --Economic Development
         Authority
FGIC   --Financial Guaranty Insurance
         Company
FHA    --Federal Housing Administration
FHLMC  --Federal Home Loan Mortgage
         Corporation
FLAIRS --Floating Adjustable Interest Rate
         Securities
FNMA   --Federal National Mortgage
         Association
FRTC   --Floating Rate Trust Certificates
FSA    --Federal Security Assurance
GIC    --Guaranteed Investment Contract
GNMA   --Government National Mortgage
         Association
GO     --General Obligation
HDC    --Housing Development Corporation
HFA    --Housing Finance Authority
IDA    --Industrial Development Authority
IDB    --Industrial Development Board
IDR    --Industrial Development Revenue
INFLOS --Inverse Floaters
ISD    --Independent School District
LOC    --Letter of Credit
MBIA   --Municipal Bond Investors Assurance Corporation
MVRICS --Municipal Variable Rate lnverse Coupon Security
PCR    --Pollution Control Revenue
PSF    --Permanent School Fund
RAN    --Revenue Anticipation Notes
RIBS   --Residual Interest Bonds
RITES  --Residual Interest Tax-Exempt Securities
SYCC   --Structured Yield Curve Certificate
TAN    --Tax Anticipation Notes
TECP   --Tax-Exempt Commercial Paper
TOB    --Tender Option Bonds
TRAN   --Tax and Revenue Anticipation Notes
VA     --Veterans Administration
VRDD   --Variable Rate Daily Demand
VRWD   --Variable Rate Wednesday Demand


     16 Smith Barney Massachusetts Municipals Fund | 2002 Annual Report to
                                 Shareholders

 STATEMENT OF ASSETS AND LIABILITIES                           NOVEMBER 30, 2002



ASSETS:
  Investments, at value (Cost -- $71,124,559)                                     $ 73,696,243
  Interest receivable                                                                1,424,999
  Receivable for Fund shares sold                                                          475
----------------------------------------------------------------------------------------------
  Total Assets                                                                      75,121,717
----------------------------------------------------------------------------------------------
LIABILITIES:
  Payable to bank                                                                      428,185
  Dividends payable                                                                    144,829
  Payable to broker -- variation margin                                                 51,563
  Investment advisory fee payable                                                       18,552
  Administration fee payable                                                            12,368
  Distribution fees payable                                                              7,060
  Accrued expenses                                                                      45,964
----------------------------------------------------------------------------------------------
  Total Liabilities                                                                    708,521
----------------------------------------------------------------------------------------------
Total Net Assets                                                                  $ 74,413,196
----------------------------------------------------------------------------------------------
NET ASSETS:
  Par value of shares of beneficial interest                                      $      5,722
  Capital paid in excess of par value                                               73,178,179
  Undistributed net investment income                                                    8,673
  Accumulated net realized loss from security transactions and futures contracts    (1,330,370)
  Net unrealized appreciation of investments and futures contracts                   2,550,992
----------------------------------------------------------------------------------------------
Total Net Assets                                                                  $74,413,196
----------------------------------------------------------------------------------------------
Shares Outstanding:
  Class A........................................................................    3,587,215
  ------------------------------------------------------------------------------- ------------
  Class B........................................................................    1,672,879
  ------------------------------------------------------------------------------- ------------
  Class L........................................................................      462,343
  ------------------------------------------------------------------------------- ------------
Net Asset Value:
  Class A (and redemption price).................................................       $13.01
  ------------------------------------------------------------------------------- ------------
  Class B *......................................................................       $13.00
  ------------------------------------------------------------------------------- ------------
  Class L **.....................................................................       $12.99
  ------------------------------------------------------------------------------- ------------
Maximum Public Offering Price Per Share:
  Class A (net asset value plus 4.17% of net asset value per share)..............       $13.55
  ------------------------------------------------------------------------------- ------------
  Class L (net asset value plus 1.01% of net asset value per share)                     $13.12
----------------------------------------------------------------------------------------------

 * Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from initial purchase (See Note 4).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                      See Notes to Financial Statements.


     17 Smith Barney Massachusetts Municipals Fund | 2002 Annual Report to
                                 Shareholders

 STATEMENT OF OPERATIONS                    FOR THE YEAR ENDED NOVEMBER 30, 2002

    INVESTMENT INCOME:
      Interest                                                   $4,260,184
    ----------------------------------------------------------------------
    EXPENSES:
      Distribution fees (Note 4)                                    246,145
      Investment advisory fee (Note 4)                              214,898
      Administration fee (Note 4)                                   143,265
      Audit and legal                                                36,274
      Shareholder communications                                     35,804
      Custody                                                        30,068
      Shareholder and system servicing fees                          17,734
      Trustees' fees                                                 11,315
      Registration fees                                               5,374
      Other                                                           4,015
    ----------------------------------------------------------------------
      Total Expenses                                                744,892
    ----------------------------------------------------------------------
    Net Investment Income                                         3,515,292
    ----------------------------------------------------------------------
    REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    AND FUTURES CONTRACTS (NOTES 5 AND 6):
      Realized Loss From:
       Security transactions (excluding short-term securities)     (156,098)
       Futures contracts                                           (182,177)
    ----------------------------------------------------------------------
      Net Realized Loss                                            (338,275)
    ----------------------------------------------------------------------
      Increase in Net Unrealized Appreciation (Note 1)              695,390
    ----------------------------------------------------------------------
    Net Gain on Investments and Futures Contracts                   357,115
    ----------------------------------------------------------------------
    Increase in Net Assets From Operations                       $3,872,407
    ----------------------------------------------------------------------


                      See Notes to Financial Statements.



     18 Smith Barney Massachusetts Municipals Fund | 2002 Annual Report to
                                 Shareholders

 STATEMENTS OF CHANGES IN NET ASSETS



                                               For the Years Ended November 30,

                                                                      2002          2001
---------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                           $  3,515,292  $  3,346,803
  Net realized gain (loss)                                            (338,275)      364,074
  Increase in net unrealized appreciation                              695,390     2,691,163
--------------------------------------------------------------------------------------------
  Increase in Net Assets From Operations                             3,872,407     6,402,040
--------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 3):
  Net investment income                                             (3,558,346)   (3,349,952)
--------------------------------------------------------------------------------------------
  Decrease in Net Assets From
   Distributions to Shareholders                                    (3,558,346)   (3,349,952)
--------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
  Net proceeds from sale of shares                                  19,016,638    15,089,014
  Net asset value of shares issued for reinvestment of dividends     1,866,424     1,831,983
  Cost of shares reacquired                                        (17,047,916)  (14,818,586)
--------------------------------------------------------------------------------------------
  Increase in Net Assets From
   Fund Share Transactions                                           3,835,146     2,102,411
--------------------------------------------------------------------------------------------
Increase in Net Assets                                               4,149,207     5,154,499
NET ASSETS:
  Beginning of year                                                 70,263,989    65,109,490
--------------------------------------------------------------------------------------------
  End of year*                                                    $ 74,413,196  $ 70,263,989
--------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:                      $8,673       $46,705
--------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


     19 Smith Barney Massachusetts Municipals Fund | 2002 Annual Report to
                                 Shareholders

 NOTES TO FINANCIAL STATEMENTS



1. Significant Accounting Policies

Smith Barney Massachusetts Municipals Fund ("Fund"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f ) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) direct expenses are charged to the fund and each class; management fees and general fund expenses are allocated on the basis of relative net assets; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; ( j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies ("Guide"). This Guide is effective for financial statements issued for fiscal year beginning after December 15, 2000. The revised Guide requires the Fund to amortize premium and accrete all discounts on all fixed-income securities. The Fund adopted this requirement December 1, 2001. This change does not affect the Fund's net asset value, but does change the


     20 Smith Barney Massachusetts Municipals Fund | 2002 Annual Report to
                                 Shareholders
classification of certain amounts in the statement of operations. For the year ended November 30, 2002, interest income increased by $5,677, net realized loss increased by $15,511 and the change in net unrealized appreciation of investments increased by $9,834. In addition, the Fund recorded adjustments to increase the cost of securities and increase accumulated undistributed net investment income by $20,533 to reflect the cumulative effect of this change up to the date of the adoption.

2. Fund Concentration

Since the Fund invests primarily in obligations of issuers within the Commonwealth of Massachusetts, it is subject to possible concentration risks associated with economic, political or legal developments or industrial or regional matters specifically affecting Massachusetts.

3. Exempt-Interest Dividends and Other Distributions

The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax, to retain such tax-exempt status when distributed to the shareholders of the Fund.

Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

4. Investment Advisory Agreement, Administration Agreement and Other
   Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citi-group Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SBFM a fee calculated at an annual rate of 0.30% of its average daily net assets. This fee is calculated daily and paid monthly.

SBFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets up to $500 million and 0.18% of the average daily net assets in excess of $500 million. This fee is calculated daily and paid monthly.


     21 Smith Barney Massachusetts Municipals Fund | 2002 Annual Report to
                                 Shareholders

Citicorp Trust Bank, fsb. ("CTB"), formerly known as Travelers Bank & Trust, fsb., another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the year ended November 30, 2002, the Fund paid transfer agent fees of $18,565 to CTB.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Fund's distributor. In addition, SSB and certain other broker-dealers continue to sell Fund shares to the public as members of the selling group.

There are maximum initial sales charges of 4.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. There is also a CDSC of 1.00% on Class A shares, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended November 30, 2002, SSB received sales charges of approximately $87,000 and $17,000 on sales of the Fund's Class A and L shares, respectively. In addition, CDSC's paid to SSB were approximately $38,000 for Class B shares.

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and L shares calculated at an annual rate of 0.15% of the average daily net assets of each respective class. In addition, the Fund pays a distribution fee with respect to its Class B and L shares calculated at an annual rate of 0.50% and 0.55%, respectively, of the average daily net assets of each class.


     22 Smith Barney Massachusetts Municipals Fund | 2002 Annual Report to
                                 Shareholders

For the year ended November 30, 2002, total Distribution Plan fees incurred were:

                       Class A Class B  Class L
-----------------------------------------------
Distribution Plan Fees $66,495 $143,201 $36,449
-----------------------------------------------

All officers and one Trustee of the Fund are employees of Citigroup or its affiliates.

5. Investments

During the year ended November 30, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                             ---------------------
                             Purchases $39,294,953
                             ---------------------
                             Sales      35,755,920
                             ---------------------

At November 30, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                   -----------------------------------------
                   Gross unrealized appreciation $2,929,584
                   Gross unrealized depreciation   (357,365)
                   -----------------------------------------
                   Net unrealized appreciation   $2,572,219
                   -----------------------------------------

6. Futures Contracts

Initial margin deposits are made upon entering into futures contracts and are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of ) the closing transactions and the Fund's basis in the contract.



     23 Smith Barney Massachusetts Municipals Fund | 2002 Annual Report to
                                 Shareholders

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At November 30, 2002, the Fund had the following open futures contracts:

                             # of                  Basis      Market    Unrealized
                           Contracts Expiration    Value      Value        Loss
----------------------------------------------------------------------------------
To Sell:
U.S. 20 Year Treasury Bond    110      12/02    $11,989,933 $12,010,625 $(20,692)
----------------------------------------------------------------------------------

7. Capital Loss Carryforward

At November 30, 2002, the Fund had, for Federal income tax purposes, approximately $1,340,000 of unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

The amount and year of expiration for each carryforward loss is indicated below. Expiration occurs on November 30, of the year indicated:

                      2007     2008     2010
----------------------------------------------
Carryforward Amounts $18,000 $979,000 $343,000
----------------------------------------------

8. Income Tax Information and Distributions to Shareholders

At November 30, 2002, the tax basis components of distributable earnings were:

--------------------------------------------------------------
Undistributed ordinary income                      $   146,492
--------------------------------------------------------------
Accumulated capital losses                          (1,340,897)
--------------------------------------------------------------
Unrealized appreciation                              2,572,219
--------------------------------------------------------------

The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to wash sales loss deferrals and mark to market gain and loss on futures for tax purposes.

The tax character of distributions paid during the year ended November 30, 2002 was:

-------------------------------------------------------------
Ordinary income                                    $     7,605
Tax-exempt income                                    3,550,741
-------------------------------------------------------------
Total                                              $ 3,558,346
-------------------------------------------------------------


     24 Smith Barney Massachusetts Municipals Fund | 2002 Annual Report to
                                 Shareholders

9. Shares of Beneficial Interest

At November 30, 2002, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

                                      Year Ended             Year Ended
                                  November 30, 2002      November 30, 2001
                                ---------------------  ---------------------
                                 Shares      Amount     Shares      Amount
  ---------------------------------------------------------------------------
  Class A
  Shares sold                    869,375  $11,336,236   813,582  $10,355,952
  Shares issued on reinvestment   93,208    1,208,901    94,376    1,204,298
  Shares reacquired             (760,062)  (9,809,704) (464,761)  (5,927,983)
  ---------------------------------------------------------------------------
  Net Increase                   202,521  $ 2,735,433   443,197  $ 5,632,267
  ---------------------------------------------------------------------------
  Class B
  Shares sold                    422,401  $ 5,488,493   252,214  $ 3,244,248
  Shares issued on reinvestment   38,384      497,391    40,721      518,820
  Shares reacquired             (503,077)  (6,526,313) (682,023)  (8,683,386)
  ---------------------------------------------------------------------------
  Net Decrease                   (42,292) $  (540,429) (389,088) $(4,920,318)
  ---------------------------------------------------------------------------
  Class L
  Shares sold                    169,147  $ 2,191,909   115,798  $ 1,488,814
  Shares issued on reinvestment   12,362      160,132     8,532      108,865
  Shares reacquired              (54,978)    (711,899)  (16,178)    (207,217)
  ---------------------------------------------------------------------------
  Net Increase                   126,531  $ 1,640,142   108,152  $ 1,390,462
  ---------------------------------------------------------------------------


     25 Smith Barney Massachusetts Municipals Fund | 2002 Annual Report to
                                 Shareholders

 FINANCIAL HIGHLIGHTS



For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:

Class A Shares                                  2002/(1)/ 2001/(1)/ 2000/(1)/ 1999/(1)/   1998
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year               $12.93    $12.35    $12.09    $13.32    $13.18
--------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(2)/                       0.66      0.67      0.65      0.62      0.65
  Net realized and unrealized gain (loss)/(2)/     0.09      0.57      0.26     (1.23)     0.34
--------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                0.75      1.24      0.91     (0.61)     0.99
--------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                           (0.67)    (0.66)    (0.65)    (0.62)    (0.64)
  In excess of net investment income                 --        --        --        --     (0.01)
  Net realized gains                                 --        --        --        --     (0.20)
--------------------------------------------------------------------------------------------
Total Distributions                               (0.67)    (0.66)    (0.65)    (0.62)    (0.85)
--------------------------------------------------------------------------------------------
Net Asset Value, End of Year                     $13.01    $12.93    $12.35    $12.09    $13.32
--------------------------------------------------------------------------------------------
Total Return                                       5.96%    10.25%     7.79%    (4.73)%    7.66%
--------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                  $46,656   $43,766   $36,324   $35,386   $37,451
--------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                         0.85%     0.84%     0.87%     0.85%     0.76%
  Net investment income/(2)/                       5.11      5.19      5.42      4.84      4.84
--------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              51%       43%       50%       66%       51%
--------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Without the adoption of the change in the accounting method discussed in
    Note 1 to the financial statements, for the year ended November 30, 2002, the ratio of net investment income to average net assets would have been 5.10%. Per share, ratios and supplemental data for the periods prior to December 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized gain per share was less than $0.01.


     26 Smith Barney Massachusetts Municipals Fund | 2002 Annual Report to
                                 Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:

Class B Shares                                  2002/(1)/  2001/(1)/ 2000/(1)/ 1999/(1)/   1998
-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year               $12.92     $12.35    $12.08    $13.30    $13.17
-------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(2)/                       0.59       0.58      0.58      0.56      0.58
  Net realized and unrealized gain (loss)/(2)/     0.09       0.58      0.27     (1.23)     0.33
---------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                0.68       1.16      0.85     (0.67)     0.91
---------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                           (0.60)     (0.59)    (0.58)    (0.55)    (0.57)
  In excess of net investment income                 --         --        --        --     (0.01)
  Net realized gains                                 --         --        --        --     (0.20)
---------------------------------------------------------------------------------------------
Total Distributions                               (0.60)     (0.59)    (0.58)    (0.55)    (0.78)
---------------------------------------------------------------------------------------------
Net Asset Value, End of Year                     $13.00     $12.92    $12.35    $12.08    $13.30
---------------------------------------------------------------------------------------------
Total Return                                       5.41%      9.58%     7.26%    (5.18)%    7.05%
---------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                  $21,750    $22,162   $25,977   $27,332   $30,285
---------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                         1.33%      1.42%     1.41%     1.36%     1.28%
  Net investment income/(2)/                       4.59       4.61      4.88      4.33      4.32
---------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              51%        43%       50%       66%       51%
---------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Without the adoption of the change in the accounting method discussed in
    Note 1 to the financial statements, for the year ended November 30, 2002, the ratio of net investment income to average net assets would have been 4.58%. Per share, ratios and supplemental data for the periods prior to December 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized gain per share was less than $0.01.


     27 Smith Barney Massachusetts Municipals Fund | 2002 Annual Report to
                                 Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:

Class L Shares                                  2002/(1)/  2001/(1)/  2000/(1)/  1999/(1)/  1998/(2)/
-----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year               $12.91    $12.33     $12.07     $13.30     $13.16
----------------------------------------------  --------  ---------  ---------  ---------  ---------
Income (Loss) From Operations:
  Net investment income/(3)/                       0.59      0.59       0.58       0.56       0.58
  Net realized and unrealized gain (loss)/(3)/     0.09      0.58       0.25      (1.24)      0.34
----------------------------------------------  --------  ---------  ---------  ---------  ---------
Total Income (Loss) From Operations                0.68      1.17       0.83      (0.68)      0.92
----------------------------------------------  --------  ---------  ---------  ---------  ---------
Less Distributions From:
  Net investment income                           (0.60)    (0.59)     (0.57)     (0.55)     (0.57)
  In excess of net investment income                 --        --         --         --      (0.01)
  Net realized gains                                 --        --         --         --      (0.20)
----------------------------------------------  --------  ---------  ---------  ---------  ---------
Total Distributions                               (0.60)    (0.59)     (0.57)     (0.55)     (0.78)
----------------------------------------------  --------  ---------  ---------  ---------  ---------
Net Asset Value, End of Year                     $12.99    $12.91     $12.33     $12.07     $13.30
----------------------------------------------  --------  ---------  ---------  ---------  ---------
Total Return                                       5.36%     9.63%      7.14%     (5.28)%     7.11%
----------------------------------------------  --------  ---------  ---------  ---------  ---------
Net Assets, End of Year (000s)                   $6,007    $4,336     $2,808     $2,867     $1,895
----------------------------------------------  --------  ---------  ---------  ---------  ---------
Ratios to Average Net Assets:
  Expenses                                         1.40%     1.42%      1.46%      1.39%      1.31%
  Net investment income/(3)/                       4.56      4.60       4.83       4.32       4.25
----------------------------------------------  --------  ---------  ---------  ---------  ---------
Portfolio Turnover Rate                              51%       43%        50%        66%        51%
----------------------------------------------  --------  ---------  ---------  ---------  ---------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) On June 12, 1998, Class C shares were renamed Class L shares.
(3) Without the adoption of the change in the accounting method discussed in
    Note 1 to the financial statements, for the year ended November 30, 2002, the change to the net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets was less than $0.01, $0.01 and 0.01%, respectively. Per share, ratios and supplemental data for the periods prior to December 1, 2001 have not been restated to reflect this change in presentation.


 TAX INFORMATION (UNAUDITED)

For the year ended November 30, 2002, 99.79% of the dividends paid by the Fund from net investment income were tax exempt for the regular Federal income tax and Massachusetts state income tax purposes.


     28 Smith Barney Massachusetts Municipals Fund | 2002 Annual Report to
                                 Shareholders

 INDEPENDENT AUDITORS' REPORT


The Shareholders and Board of Trustees of
Smith Barney Massachusetts Municipals Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Massachusetts Municipals Fund ("Fund") as of November 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2002, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of November 30, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                        /s/ KPMG LLP

New York, New York
January 13, 2003


     29 Smith Barney Massachusetts Municipals Fund | 2002 Annual Report to
                                 Shareholders

 ADDITIONAL INFORMATION (UNAUDITED)



Information about Trustees and Officers

The business and affairs of the Smith Barney Massachusetts Municipals Fund ("Fund") are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Statement of Additional Information includes additional information about Fund's Trustees and is available, without charge, upon request by calling the Fund's transfer agent Citicorp Trust Bank, fsb. at 1-800-451-2010.

                                                                       Number of
                                                                       Portfolios
                                        Term                            in Fund
                                     of Office*                         Complex      Other
                         Position(s) and Length       Principal         Overseen  Trusteeships
                          Held with   of Time    Occupation(s) During      by       Held by
Name, Address and Age       Fund       Served      Past Five Years      Trustee     Trustee
----------------------------------------------------------------------------------------------
Non-Interested Trustees:
Herbert Barg               Trustee     Since    Retired                    16         None
1460 Drayton Lane                      1987
Wynnewood, PA 19096
Age 79
Dwight B. Crane            Trustee     Since    Professor -- Harvard       23         None
Harvard Business School                 1988    Business School
Soldiers Field
Morgan Hall #375
Boston, MA 02163
Age 65
Burt N. Dorsett            Trustee     Since    President -- Dorsett       11         None
201 East 62nd Street                    1994    McCabe Capital
Apt. 3C                                         Management Inc.; Chief
New York, NY 10021                              Investment Officer --
Age 72                                          Leeb Capital
                                                Management, Inc.
                                                1999-Present
Elliot S. Jaffe            Trustee     Since    Chairman of the Board      11     Zweig Total
The Dress Barn Inc.                     1994    of The Dress Barn Inc.            Return Fund;
Executive Office                                                                  Zweig Fund,
30 Dunnigan Drive                                                                     Inc.
Suffern, NY 10901
Age 76
Stephen E. Kaufman         Trustee     Since    Attorney                   13         None
Stephen E. Kaufman PC                   1987
277 Park Avenue
47th Floor
New York, NY 10172
Age 70
Joseph J. McCann           Trustee     Since    Retired                    11         None
200 Oak Park Place                      1987
Pittsburgh, PA 15243
Age 72
Cornelius C. Rose, Jr.     Trustee     Since    Chief Executive            11         None
Meadowbrook Village                     1994    Officer of Performance
Building 1, Apt. 6                              Learning Systems
West Lebanon, NH 03784
Age 70


     30 Smith Barney Massachusetts Municipals Fund | 2002 Annual Report to
                                 Shareholders

                                                                           Number of
                                                                           Portfolios
                                            Term                            in Fund
                                         of Office*       Principal         Complex      Other
                           Position(s)   and Length     Occupation(s)       Overseen  Trusteeships
                            Held with     of Time          During              by       Held by
Name, Address and Age         Fund         Served      Past Five Years      Trustee     Trustee
--------------------------------------------------------------------------------------------------
Interested Trustee:
R. Jay Gerken**           Chairman,        Since    Managing Director of      226         None
Salomon Smith Barney Inc. President and    2002     Salomon Smith
399 Park Avenue           Chief                     Barney Inc. ("SSB");
New York, NY 10022        Executive                 President and Director
Age 51                    Officer                   of Salomon Smith
                                                    Barney Fund
                                                    Management LLC
                                                    ("SBFM") and
                                                    Travelers Investment
                                                    Adviser, Inc. ("TIA");
                                                    Director of The
                                                    Travelers Investment
                                                    Management
                                                    Company

Officers:
Lewis E. Daidone          Senior Vice      Since    Managing Director of      N/A         N/A
SSB                       President and    1995     SSB; Chief Financial
125 Broad Street          Chief                     Officer and Treasurer
11th Floor                Administrative            of mutual funds
New York, NY 10004        Officer                   affiliated with
Age 45                                              Citigroup Inc.;
                                                    Director and Senior
                                                    Vice President of
                                                    SBFM and TIA
Richard L. Peteka         Chief            Since    Director and Head of      N/A         N/A
SSB                       Financial        2002     Internal Control for
125 Broad Street          Officer and               Citigroup Asset
11th Floor                Treasurer                 Management U.S.
New York, NY 10004                                  Mutual Fund
Age 41                                              Administration from
                                                    1999-2002; Vice
                                                    President, Head of
                                                    Mutual Fund
                                                    Administration and
                                                    Treasurer at
                                                    Oppenheimer Capital
                                                    from 1996-1999
Peter M. Coffey           Vice President   Since    Managing Director of      N/A         N/A
SSB                       and              1991     SSB; Investment
399 Park Avenue           Investment                Officer of SBFM
New York, NY 10022        Officer
Age 58


     31 Smith Barney Massachusetts Municipals Fund | 2002 Annual Report to
                                 Shareholders

                                                                      Number of
                                                                      Portfolios
                                        Term                           in Fund
                                     of Office*                        Complex      Other
                         Position(s) and Length      Principal         Overseen  Trusteeships
                          Held with   of Time   Occupation(s) During      by       Held by
Name, Address and Age       Fund       Served     Past Five Years      Trustee     Trustee
---------------------------------------------------------------------------------------------
Kaprel Ozsolak           Controller    Since    Vice President of SSB    N/A         N/A
SSB                                     2002
125 Board Street
11th Floor
New York, NY 10004
Age 37
Christina T. Sydor       Secretary     Since    Managing Director of     N/A         N/A
SSB                                     1995    SSB; General Counsel
300 First Stamford Place                        and Secretary of SBFM
4th Floor                                       and TIA
Stamford, CT 06902
Age 51

--------
 *Trustees are elected until the Fund's next annual meeting and until their successors are duly elected and qualified.
**Mr. Gerken is an "interested person" of the Fund as defined in the Investment
  Company Act of 1940, because Mr. Gerken is an officer of SBFM and its affiliates.




     32 Smith Barney Massachusetts Municipals Fund | 2002 Annual Report to
                                 Shareholders

                                 SMITH BARNEY
                                 MASSACHUSETTS
                                MUNICIPALS FUND


             TRUSTEES                 INVESTMENT ADVISER
             Herbert Barg             AND ADMINISTRATOR
             Dwight B. Crane          Smith Barney Fund
             Burt N. Dorsett           Management LLC
             R. Jay Gerken, Chairman
             Elliot S. Jaffe          DISTRIBUTOR
             Stephen E. Kaufman       Salomon Smith Barney Inc.
             Joseph J. McCann
             Cornelius C. Rose, Jr.   CUSTODIAN
                                      State Street Bank and
             OFFICERS                  Trust Company
             R. Jay Gerken
             President and            TRANSFER AGENT
             Chief Executive Officer  Citicorp Trust Bank, fsb.
                                      125 Broad Street, 11th Floor
             Lewis E. Daidone         New York, New York 10004
             Senior Vice President
             and Chief Administrative SUB-TRANSFER AGENT
             Officer                  PFPC Global Fund Services
             Richard L. Peteka        P.O. Box 9699
             Chief Financial Officer  Providence, Rhode Island
             and Treasurer            02940-9699

             Peter M. Coffey
             Vice President and
             Investment Officer

             Kaprel Ozsolak
             Controller

             Christina T. Sydor
             Secretary

  Smith Barney Massachusetts Municipals Fund





  This report is submitted for the general information of the shareholders of Smith Barney Massachusetts Municipals Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after February 28, 2003, this report must be accompanied by performance information for the most recently completed calendar quarter.

  SMITH BARNEY MASSACHUSETTS MUNICIPALS FUND
  Smith Barney Mutual Funds
  125 Broad Street
  10th Floor, MF-2
  New York, New York 10004

  For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

  www.smithbarney.com/mutualfunds


 SalomonSmithBarney
 ---------------------------
 A member of citigroup[LOGO]

 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

 FD0302 1/03                                                             02-4286